                            RUBBERMAID INCORPORATED
                            -----------------------

                               POWER OF ATTORNEY
                               -----------------

         The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Registration Statements on Form S-8 to effect the registration of securities pursuant to and in connection with The Rubbermaid Incorporated Associates' Profit Sharing Retirement Plan and The Rubbermaid Incorporated Collectively Bargained Associates' Profit Sharing Retirement Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registrations with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


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
/s/ Tom H. Barret                                           /s/ Karen N. Horn
-----------------------------                               -----------------------------
Tom H. Barrett, Director                                    Karen N. Horn, Director

Date: June 27, 1995                                         Date: June 27, 1995

/s/ Charles A. Carroll                                      /s/ William D. Marohn
-----------------------------                               -----------------------------
Charles A. Carroll, Director                                William D. Marohn, Director

Date: June 27, 1995                                         Date: June 27, 1995

/s/ Robert O. Ebert                                         /s/ Steven A. Minter
-----------------------------                               -----------------------------
Robert O. Ebert, Director                                   Steven A. Minter, Director

Date: June 27, 1995                                         Date: June 27, 1995

/s/ Stanley C. Gault                                        /s/ Jan Nicholson
-----------------------------                               -----------------------------
Stanley C. Gault, Director                                  Jan Nicholson, Director

Date: June 27, 1995                                         Date: June 27, 1995

                                                            /s/ Paul G. Schloemer
-----------------------------                               -----------------------------
Robert M. Gerrity, Director                                 Paul G. Schloemer, Director

Date:                                                       Date: June 27, 1995
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